SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 8, 1999
                                                         ----------------

                          HomeSeekers.com, Incorporated
                          -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

              Nevada                    0-23835              87-0397464
              ------                    -------              ----------
   (State or Other Jurisdiction       (Commission           (IRS Employer
         of Incorporation)           File Number)        Identification No.)

             6490 South McCarran Boulevard, Suite 28, Reno, NV 89509
             -------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (775) 827-6886
                                 --------------
              (Registrant's telephone number, including area code)

                       -----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4.  Change in Registrant's Certifying Accountants

(a)      Previous independent accountants

         (i) On December 8, 1999, HomeSeekers.com, Incorporated dismissed Albright, Persing & Associates, Ltd. as its independent accountants.

         (ii) The report of Albright, Persing & Associates, Ltd. for the June 30, 1999 fiscal year contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. The report of Albright, Persing & Associates, Ltd. for the fiscal year ended June 30, 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle, but was qualified due to a going concern uncertainty.

         (iii) The Registrant's Audit Committee participated in and approved the decision to change independent accountants.

         (iv) In connection with its audits for the two most recent fiscal years and through December 8, 1999, there have been no disagreements with Albright, Persing & Associates, Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure, which disagreements if not resolved to the satisfaction of Albright, Persing & Associates Ltd., would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) During the two most recent fiscal years and through December 8, 1999, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v)).

         (vi) The Registrant has requested that Albright, Persing & Associates, Ltd. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.

(b)      New independent accountants

         (i) The Registrant engaged Ernst & Young LLP as its new independent accountants as of December 8, 1999. During the two most recent fiscal years and through December 8, 1999, the Registrant has not consulted with Ernst & Young LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K
                  Item 304 (a) (2)).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

 (c)     Exhibits

         16 Letter from Albright, Persing & Associates, Ltd, former auditor


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned as duly authorized.

Dated:   December 15, 1999

                                                HomeSeekers.com, Incorporated

                                                By: /s/ James A. Dykstra
                                                    --------------------
                                                        James A. Dykstra
                                                        Chief Financial Officer